NITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2015

Bio-Matrix Scientific Group, Inc.

(Exact Name of Company as Specified in Charter)

Commission File Number: 0-32201

Delaware	33-0824714
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

4700 Spring Street, St 304

La Mesa California, 91942

 (Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 8.01 OTHER EVENTS

On August 17, 2015 Regen Biopharma, Inc.(“Regen”) issued 149,000 of its common shares (“Shares”) to Benitec Australia Limited as a License Fee.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On September 18, 2015 Regen issued 666,666 of its common shares (“Shares”) for cash consideration of $33,333.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares. The proceeds were utilized for general corporate purposes.

On October 28, 2015 Regen issued 3,333,334 of its common shares (“Shares”) for cash consideration of $166,666.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares. The proceeds were utilized for general corporate purposes.

On November 20, 2015 Regen issued 2,200,000 of its common shares (“Shares”) for cash consideration of $55,000.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares. The proceeds were utilized for general corporate purposes.

On August 19, 2015 Regen issued 100,000 of its shares of Series A Preferred Stock (“Shares”) as consideration for nonemployee services.

2

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On September 18, 2015 Regen issued 333,333 of its shares of Series A Preferred Stock (“Shares”) for cash consideration of $16,667.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares. The proceeds were utilized for general corporate purposes.

On October 28, 2015 Regen issued 1,666,667 of its shares of Series A Preferred Stock (“Shares”) for cash consideration of $83,333.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares. The proceeds were utilized for general corporate purposes.

On October 28, 2015 Regen issued 11,000,000 of its shares of Series A Preferred Stock (“Shares”) to Dr. Harry Lander, Regen’s President, pursuant to the terms and conditions of that employment agreement entered into by and between Dr. Lander and Regen dated October 9, 2015.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

3

On November 20, 2015 Regen issued 400,000 of its shares of Series A Preferred Stock (“Shares”) as consideration for nonemployee services.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On November 20, 2015 Regen issued 2,200,000 of its shares of Series A Preferred Stock (“Shares”) for cash consideration of $55,000.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares. The proceeds were utilized for general corporate purposes.

Regen Biopharma Inc. is a controlled subsidiary of Bio matrix Scientific Group, Inc.

4

Item 9.01 Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of Unit Purchase Agreement 9/10/2015
10.2	Form of Unit Purchase Agreement 9/10/2015
10.3*	written employment agreement with Dr. Lander
10.4	Form of Unit Purchase Agreement 11/13/2015
10.5	Form of Unit Purchase Agreement 11/16/2015
10.6	Letter Agreement Lorraine Gudas
10.7	Letter Agreement Stefano Bertuzzi
10.8	Letter Agreement Francesco Marincola
10.9	Letter Agreement Ralph Nachman
10.10	Letter Agreement J. Baell
*	Incorporated by reference to Exhibit 10.1 of that Form 8-K file by the Registrant on October 13, 2015

5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bio Matrix Scientific Group, Inc.

Dated: November 23, 2015	By: /s/ David Koos
David Koos
Chief Executive Officer

6